GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2019
GOODWILL AND OTHER INTANGIBLE ASSETS
GOODWILL AND OTHER INTANGIBLE ASSETS

19. GOODWILL AND OTHER INTANGIBLE ASSETS

	Oil Sands	Refining and Marketing

($ millions)	Goodwill	Goodwill	Brand Name	Customer Lists	Total

At December 31, 2017	2 752	140	162	7	3 061

Additions	—	—	—	4	4

Amortization	—	—	—	(4)	(4)

At December 31, 2018	2 752	140	162	7	3 061

Amortization	—	—	—	(3)	(3)

At December 31, 2019	2 752	140	162	4	3 058

The company performed a goodwill impairment test at December 31, 2019 on its Oil Sands segment. Recoverable amounts were based on fair value less costs of disposal calculated using the present value of the segments' expected future cash flows.

Cash flow forecasts are based on past experience, historical trends and third-party evaluations of the company's reserves and resources to determine production profiles and volumes, operating costs, maintenance and capital expenditures. Production profiles, reserves volumes, operating costs, maintenance and capital expenditures are validated against the estimates approved through the company's annual reserves evaluation process and determine the duration of the underlying cash flows used in the discounted cash flow test. Projected cash flows reflect current market assessments of key assumptions, including long-term forecasts of commodity prices, inflation rates, foreign exchange rates and discount rates specific to the asset (Level 3 fair value inputs).

Future cash flow estimates are discounted using after-tax risk-adjusted discount rates. The discount rates are calculated based on the weighted average cost of capital of a group of relevant peers that is considered to represent the rate of return that would be required by a typical market participant for similar assets. The after-tax discount rate applied to cash flow projections was 7.5% (2018 – 8%). The company based its cash flow projections on a West Texas Intermediate price of US$60/bbl in 2020 and escalating at an average of 2% thereafter, adjusted for applicable quality and location differentials depending on the underlying CGU. The forecast cash flow period ranged from 20 years to 45 years based on the reserves life of the respective CGU. As a result of this analysis, an impairment of $2.80 billion (net of taxes of $0.91 billion) on company's share of the Fort Hills CGU was recorded (note 15); however, management did not identify any impairment of goodwill within any of the CGUs comprising the Oil Sands operating segment.

The company also performed a goodwill impairment test of its Refining and Marketing CGUs. The recoverable amounts are based on fair value less costs of disposal calculated using the present value of the CGUs' expected future cash flows, based primarily on historical results adjusted for current economic conditions.